UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

Foldera, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-118799	20-0375035
(Commission File Number)	(IRS Employer Identification No.)

17011 Beach Blvd., Suite 1500
Huntington Beach, California 92647
(Address of Principal Executive Offices) (Zip Code)

(714) 766-8700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective February 13, 2006, Bagell, Josephs, Levine & Company, L.L.C. (BJL&C) was dismissed as the independent auditor of Foldera, Inc., a Nevada corporation (the Registrant), which prior to that date had been known as Expert Systems, Inc.

Together with BJL&C’s dismissal, the board of directors of the Registrant approved the engagement of Kabani & Company, Inc. (K&C) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2006, effective February 13, 2006. Prior to its appointment, the Registrant did not consult with K&C regarding matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B promulgated by the U.S. Securities and Exchange Commission.

The reports of BJL&C on the Registrant’s financial statements for each of the two fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports contained an explanatory paragraph describing the existence of substantial doubt about the Registrant’s ability to continue as a going concern.

In connection with the audits of the Registrant’s financial statements for each of the two fiscal years ended December 31, 2005 and 2004, and through February 13, 2006, there were no disagreements with BJL&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BJL&C, would have caused BJL&C to make reference to the matter in its reports.

During each of the two fiscal years ended December 31, 2005 and 2005, and through February 13, 2005, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Registrant provided BJL&C with a copy of this current report on Form 8-K and requested BJL&C to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. BJL&C’s response letter, dated October 31, 2006, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.  Description

16.1   Bagell, Josephs, Levine & Company, L.L.C., Response Letter, dated October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FOLDERA, INC.

Date: November 22, 2006	By: /s/ Reid Dabney
Name: Reid Dabney
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Description

16.1   Bagell, Josephs, Levine & Company, L.L.C., Response Letter, dated October 31, 2006.